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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): November 5, 2004

                             Boston Acoustics, Inc.
             (Exact name of Registrant as Specified in its Charter)

        Massachusetts               000-15193                   04-2662473
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)

                                300 Jubilee Drive
                          Peabody, Massachusetts 01960
                    (Address of Principal Executive Offices)


                                 (978) 538-5000
              (Registrant's telephone number, including area code)




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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 of the Exchange Act
|_| Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act |_| Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act


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                        Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

     The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On November 5, 2004, Boston Acoustics, Inc. issued a press release announcing financial results as of and for the second quarter and six months ended September 25, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

   (c)   Exhibits


         Number

           99.1    Press release dated  November 5, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BOSTON ACOUSTICS, INC.
                                           (Registrant)

Date: November 5, 2004                     By: /s/ Debra A. Ricker-Rosato
                                               ---------------------------------
                                                   Debra A. Ricker-Rosato
                                                   Vice President - Finance

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                                  Exhibit Index


Exhibit
Number     Exhibit Name                                    Location

99.1       Press release dated November 5, 2004.           Furnished herewith*



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*    Exhibit 99.1 attached hereto is being furnished and shall not be deemed
     "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.